GuidePath® Conservative Income Fund
Schedule of Investments (Unaudited)
June 30, 2020

Number of Shares		Value
	INVESTMENT COMPANIES - 52.88%
	Exchange Traded Funds - 52.88%
48,405	iShares 0-5 Year Investment Grade Corporate Bond ETF (a)	$2,523,110
9,671	iShares 0-5 Year TIPS Bond ETF	990,214
19,439	Schwab Short-Term U.S. Treasury ETF	1,003,635
16,451	SPDR Barclays Investment Grade Floating Rate ETF	501,426
	Total Investment Companies (Cost $4,989,208)	5,018,385

	SHORT TERM INVESTMENTS - 46.24%
	Money Market Funds - 35.54%
3,372,454	DWS Government Money Market Series - Institutional Shares
	Effective Yield, 0.12% (a)(b)	3,372,454

Principal Amount

	U.S. Treasury Notes 10.70%
$100,000	1.375%, 09/15/2020	100,249
300,000	2.500%, 12/31/2020	303,439
300,000	2.250%, 03/31/2021	304,688
300,000	2.125%, 9/30/2021	307,307
	Total U.S. Treasury Obligations (Cost $1,012,625)	1,015,683
	Total Short Term Investments (Cost $4,385,079)	4,388,137

	Total Investments (Cost $9,374,287) - 99.12%	9,406,522
	Other Assets in Excess of Liabilities - 0.88%	83,731
	TOTAL NET ASSETS - 100.00%	$9,490,253

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund's net assets. Additional information for this security, including financial statements, is available from the SEC's EDGAR datatbase at www.sec.gov.
(b)	Seven-day yield as of June 30, 2020.